Schedule 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material under ss. 240.14a-12


                          CHINA DIGITAL WIRELESS, INC.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                          CHINA DIGITAL WIRELESS, INC.
                               429 Guangdong Road
                             Shanghai, China 200001
                                (86-21) 6336-8686


                                November 1, 2005





Dear Stockholders:

         You are cordially invited to attend the China Digital Wireless, Inc. Annual Meeting of Stockholders to be held on December 1, 2005, at 10:00 a.m. (local time) at 429 Guangdong Road, Shanghai, China 200001.

         The following Notice of Annual Meeting and Proxy Statement describe the matters you are being asked to vote on. At the meeting, we will also report on China Digital Wireless, Inc.'s operations and respond to any of your questions.

         YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend, it is important that your shares be represented. Please sign, date and mail the enclosed proxy card as soon as possible in the enclosed postage prepaid envelope to ensure that your vote is counted. If you attend the meeting, you will, of course, have the right to vote your shares in person.


                                           Very truly yours,


                                            /s/ Tai Caihua


                                           Tai Caihua
                                           President and
                                           Chairman of the Board

                          CHINA DIGITAL WIRELESS, INC.
                               429 Guangdong Road
                             Shanghai, China 200001
                                (86-21) 6336-8686
                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held on Thursday, December 1, 2005
                               -------------------


To the Stockholders:

         The Annual Meeting of the Stockholders of China Digital Wireless, Inc., a Nevada corporation, will be held on December 1, 2005 at 429 Guangdong Road, Shanghai, China 200001, at 10:00 a.m. (local time) to:

1. elect thirteen directors to serve for the ensuing year and until their successors are duly elected and qualified;

2. ratify the selection of Grobstein, Horwath & Company, LLP as the Company's independent auditors for the fiscal year ending December 31, 2005; and

3. transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on October 13, 2005 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

         The Company's Proxy Statement follows this Notice of Annual Meeting. Financial and other information concerning China Digital is contained in the enclosed Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

                                            By Order of the Board of Directors

                                             /s/ Chris Lu Li

                                            Chris Lu Li
                                            Secretary

Shanghai, China
November 1, 2005

                             YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT TO THE COMPANY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. GIVING THIS PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU ATTEND THE MEETING.

                          CHINA DIGITAL WIRELESS, INC.
                               429 Guangdong Road
                             Shanghai, China 200001
                                (86-21) 6336-8686


                               -------------------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 1, 2005
                               -------------------


         This Proxy Statement is furnished by the board of directors of China Digital Wireless, Inc., a Nevada corporation (the "Company" or "China Digital"), to the holders of common stock, no par value, of the Company (the "Common Stock"). The board of directors solicits your proxy for use at the 2005 Annual Meeting of Stockholders (the "Annual Meeting"), to be held at 10:00 a.m. (local time) on December 1, 2005, at 429 Guangdong Road, Shanghai, China 200001. The proxy materials will be first sent or given to stockholders on or about November 1, 2005.

                                     GENERAL

Annual Report

         Our annual report, filed on form 10-KSB, for the fiscal year ended December 31, 2004 is enclosed with this Proxy Statement.

Voting Securities and Quorum

         Only stockholders of record as of the close of business on October 13, 2005 will be entitled to vote at the meeting and any adjournment of that meeting. As of October 13, 2005, there were 17,147,268 shares of our issued and outstanding common stock. Stockholders may vote in person or by proxy. Each holder of shares of our common stock is entitled to one (1) vote for each share of stock held on the proposals presented in this Proxy Statement. Our Bylaws provide that 33% of all the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes (defined below) will be counted as present for purposes of determining the presence of a quorum. For a discussion of the issued and outstanding shares, see "Security Ownership of Certain Beneficial Owners and Management."

Solicitation of Proxies

         The cost of soliciting proxies will be borne by the Company. We will solicit stockholders by mail through our regular employees, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have the Company's stock registered in the names of such customers and will reimburse them for their reasonable, out-of-pocket costs. In addition, the Company may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

Voting of Proxies

         All valid proxies received prior to the Annual Meeting and not properly revoked will be voted. If you properly complete and return your proxy, and do not revoke it, the proxy holders will vote your shares in accordance with your instructions.

         If your properly completed proxy gives no instructions, the proxy holders will vote your shares FOR the election as directors of those thirteen nominees named in this Proxy Statement, FOR the proposal to ratify the appointment of Grobstein, Horwath & Company, LLP as independent public accountants for the Company, and in their judgment on all other matters that may properly come before the Annual Meeting.

         For the purpose of determining the vote required for approval of matters to be voted on at the Annual Meeting, shares held by stockholders who abstain from voting on a matter will be treated as being "present" and "entitled to vote" on the matter, and, therefore, an abstention (withholding a vote as to all matters) has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" or "entitled to vote" on the matter, and, therefore, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of our common stock represented at the Annual Meeting in person or by proxy by a broker or nominee where such broker or nominee (1) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on such matter.

         The enclosed form of proxy provides a method for you to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy card. If you wish to grant authority to vote for all nominees, check the box marked FOR. If you wish to withhold authority to vote for all nominees, check the box marked WITHOUT AUTHORITY. If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked FOR and indicate the nominee(s) for whom you are withholding the authority to vote by listing such nominee(s) in the space provided. If you check the box marked WITHHOLD AUTHORITY, your shares will neither be voted for nor against a director but will be counted for quorum purposes. Proxies and ballots will be received and tabulated by Securities Transfer Corporation, P.O. Box 701629, Dallas, TX 75370, the Company's transfer agent.

         The favorable vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required for the approval of matters presented at the Annual Meeting, except that with regard to the election of directors, the thirteen individuals receiving the greatest number of votes shall be deemed elected even though not receiving a majority.

Revocability of Proxies

         You may revoke your proxy at any time before it is voted by:

         o filing a written notice of revocation with our Corporate Secretary at our principal executive office located at 429 Guangdong Road, Shanghai, China 200001;

         o filing with our Corporate Secretary at our principal executive office located at 429 Guangdong Road, Shanghai, China 200001 a properly executed proxy showing a later date; or

         o attending the meeting and voting in person, but please note that attendance at the meeting will not, by itself, revoke your proxy.

                    MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL 1. ELECTION OF DIRECTORS

         Thirteen directors are to be elected at the Annual Meeting, to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. The accompanying proxy will be voted in favor of the following persons to serve as directors unless you indicate to the contrary on the proxy. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, each proxy will be voted for the election of another nominee to be designated by the board of directors to fill any such vacancy.

         The following persons have been nominated by the Company's board of directors to be elected as directors at the Annual Meeting:

    Name                    Age                      Title
---------------------    --------      -----------------------------------------
Tai Caihua                  48         President and Chairman of the Board
Shi Ying                    45         Director
Huang Tianqi                33         Director, Chief Technology Officer
Jing Weiping                42         Director
Mao Ming                    43         Director
Song Jing                   33         Director
Fu Sixing                   44         Director, Chief Executive Officer
Yu Ruijie                   45         Director
Zhang Xiaodong              37         Director
Huang Wei                   43         Director
Jiang Hong Ming             51         Director
Juchen Li                   40         Director
Yuan Feng                   48         Director

Information about the Nominees

         Tai Caihua has served as our President, and Chairman of our board of directors since June 23, 2004. Mr. Tai has been (i) the President and sole director of our wholly owned subsidiary, Sifang Holdings, since February 2004;
(ii) Chairman of the board of directors of Sifang Holdings' wholly owned subsidiary, TCH Data Technology Co., Ltd., since our inception in May 2004;
(iii) director and General Manager of Shanghai Tianci Industry (Group) Co., Ltd., one of our affiliates, since January 1994 and (iv) a director of Sifang Information, one of our affiliates, since December 2001. Mr. Tai holds a Masters of Business Administration from the Macau University of Science and Technology.

         Shi Ying has served as a member of our board of directors since June 24, 2004. Ms. Shi has been the Head of Operations and a member of the board of directors of TCH since our inception in May 2004. For the past eight years she has headed the operations department of Sifang Information. Ms. Shi graduated from the Shanghai Sports College with a Bachelors degree.

         Huang Tianqi has served as our Chief Technology Officer since June 23, 2004 and a member of our board of directors since June 24, 2004. Mr. Huang has served as Chief Technology Officer of Sifang Holdings and Vice-General Manager, Chief Technology Officer and a director of TCH since their inceptions in February 2004 and May 2004, respectively. Mr. Huang also serves as the Vice-General Manager and a member of the board of directors of Sifang Information. Before becoming Vice-General Manager, Mr. Huang was the Chief Technology Officer at Sifang Information for seven years. Mr. Huang graduated from Nanjing University of Posts and Telecommunications with a Bachelors Degree and from Shanghai Jiao Tong University with a Masters of Science Degree.

         Jing Weiping has served as a member of our board of directors since June 24, 2004. Mr. Jing has served as a member of the board of directors of TCH since our inception in May 2004 and as a director of Sifang Information since 2001. Mr. Jing has served as the Manager of the Technology Assurance Department of Sifang Information for the past five years. Mr. Jing received his Bachelors Degree from Dong Hua University.

         Mao Ming has served as a member of our board of directors since June 24, 2004. He has been (i) the General Manager and a member of the board of directors of TCH since our inception in May 2004; and (ii) the General Manager and a director of Sifang Information since January 1998. Mr. Mao graduated from China PLA Measurement College with a Bachelors Degree and from the Macau University of Science and Technology with a Masters of Business Administration.

         Song Jing has served as a member of our board of directors since June 24, 2004. Mr. Song has served as Vice-General Manager and a member of the board of directors of TCH since our inception in May 2004 and as General Manager of Shanghai Shan Tian Telecommunication Co., Ltd., an affiliate of ours, since November 2003. Previously, Mr. Song served as director and General Manager of Shanghai Zhong Si Hua Hao Co., Ltd. for one year and Assistant General Manager of both Shanghai Hua Si Trading Co., Ltd. and Shanghai Qi Shi Trading Co., Ltd for five years. Mr. Song holds a Masters of Business Administration from Joseph
L. Rotman School of Management, University of Toronto.

         Fu Sixing has served as our Chief Executive Officer since June 23, 2004 and a member of our board of directors since June 24, 2004. Mr. Fu has served as Executive Manager of Sifang Holdings and as the Head of the Research and Development Department and a director of TCH since their inceptions in February 2004 and May 2004, respectively. During the past seven years, Mr. Fu has served as (i) the Assistant to the General Manager of Shanghai Tianci Industry (Group) Co., Ltd.; (ii) a director and the General Manager of Shanghai Sifang Health Technology Co., Ltd. and (iii) Directorate Secretary of Sifang Information. Mr. Fu received a Bachelors of Science in Physics from Nanjing University, a Masters of Social Science in Economics from Huadong Normal University and a Doctorate of Business Administration from the University of Southern California.

         Yu Ruijie has served as a member of our board of directors since June 24, 2004. Mr. Yu has served (i) as Head of the Systems Department and a director of TCH since our inception in May 2004 and (ii) as the Head of the Systems Department of Sifang Information since January 1994. Mr. Yu received a Bachelors Degree in Computer Science from Shanghai University of Engineering Science.

         Zhang Xiaodong has served as a member of our board of directors since June 24, 2004. Mr. Zhang has served as the Head of the Projection Department of TCH since our inception in May 2004. Mr. Zhang also serves as a director and the Head of the Projection Department of Sifang Information. For the past nine years, Mr. Zhang has served as Head of the Wireless Engineering Department at Sifang Information. Mr. Zhang graduated from Shanghai Jiao Tong University with a Bachelors Degree and received a Masters Degree from the Macao University of Science and Technology.

         Huang Wei has served as a member of our board of directors since June 24, 2004. Ms. Huang has served as (i) the Vice-General Manager of TCH since our inception in May 2004 and (ii) Vice-General Manager and a director of Sifang Information since 1993. Ms. Huang graduated from Nanjing University of Air Force and Politics with a Bachelors Degree in Logistics.

         Jiang Hong Ming has served as a member of our board of directors and a member of the audit committee of the board of directors since April 2005. Mr. Jiang worked as a certified public accountant at Shanghai Hua Cheng Certified Public Accountants from 1998 to 2003 and has been a director at Shanghai Hua Cheng Certified Public Accountants since 2003. Mr. Jiang graduated from Shanghai TV Cable University.

         Yuan Feng has served as a member of our board of directors and a member of the audit committee of the board of directors since April 2005. Mr. Yuan has been the General Manager of Shanghai Guan Tong Telecommunication Technology Ltd. since 1996 Mr. Yuan received a Bachelors Degree in Telecommunications from Chinese PLA Telecommunication Engineering College.

         Juchen Li has served as a member of our board of directors and a member of the audit committee of the board of directors since April 2005. Mr. Juchen founded Beijing Mon Long Software Developing Ltd. in 1997 and has served as that company's chairman and chief technology officer. In 1985, Mr. Juchen received a Bachelors Degree in Computer Science from Chinese PLA Armored Force College, and worked as a teacher at that college from 1985 to 1997.

         The board of directors recommends that stockholders vote "FOR" the nominees named in this Proxy Statement. The thirteen individuals receiving the greatest number of votes shall be deemed elected even if they do not receive a majority vote.

                        DIRECTOR AND OFFICER INFORMATION

General

         In addition to the officers of the Company who are listed above under "Proposal 1. Election of Directors," Qian Fang, 45, has served as our Chief Financial Officer since January 1, 2005. Ms. Fang has served as Manager of Accounting of TCH since 1999. Ms. Fang graduated from China Cable-TV University with a Bachelors Degree in Accounting and is a Certified Public Accountant.

         Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement, of which none currently exists. There is no arrangement or understanding between any of the directors or officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current directors to the Company's board. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of the Company's affairs.

Family Relationships

         Except as set forth in this proxy statement, there are no family relationships among our directors or officers. Mr. Tai Caihua, President and a member of our board of directors, is married to Ms. Shi Ying, a member of our board of directors. Ms. Ying is also a sibling of Huang Wei, a member of our board of directors.

The Board of Directors and its Committees

         During the year ended December 31, 2004, our board of directors held six meetings. No member of our board of directors attended fewer than 75% of the meetings. We currently do not have a policy with respect to board members' attendance at annual meetings.

Stockholder Communications with the Board of Directors

         Any stockholder or interested party who wishes to communicate with our Board of Directors or any specific directors may write to China Digital Wireless, Inc., Board of Directors, 429 Guangdong Road, Shanghai, China, 200001. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the board or just certain specified individual directors. The Company will receive and circulate such letters to the appropriate director or directors.

Compensation and Nominating Committee Functions

         We  currently  do  not  have  standing   nominating   or   compensation
committees. We believe that the entire board of directors is best suited to performing the functions of a compensation committee, including reviewing and approving our salary and benefits policies (including stock options), including compensation of executive officers.

         In the absence of a nominating committee, the entire board of directors performs the functions of a nominating committee and participates in the consideration of director nominees. We do not have a nominating committee because we feel that the entire board of directors can best perform this function. We do not currently have a written nominating committee charter or similar document.

Process for Identifying and Evaluating Nominees for the Board of Directors

         Our board of directors may employ a variety of methods for identifying and evaluating director nominees. If vacancies are anticipated or arise, our board of directors considers various potential candidates which may come to our attention through current board members, professional search firms, stockholders or other persons. These candidates may be evaluated by our board of directors at any time during the year.

         Our board of directors considers candidates recommended by stockholders when the nominations are properly submitted as described in "Consideration of Stockholder Nominees" below. Following verification of the stockholder status of persons proposing candidates, our board of directors will make an initial analysis of the qualifications of any candidate recommended by stockholders or others to determine whether the candidate is qualified for service on the board, before deciding to undertake a complete evaluation of the candidate. If our board of directors determines that additional consideration is warranted, it may use a third-party search firm to gather additional information about the prospective nominee's background and experience. Other than the verification of compliance with procedures and stockholder status, and the initial analysis performed before undertaking a complete evaluation, our board of directors will treat a potential candidate nominated by a stockholder like any other potential candidate.

         In evaluating a director candidate, our board of directors will review his or her qualifications including capability, availability to serve, conflicts of interest, general understanding of business, understanding of the Company's business, markets and technology, educational and professional background, personal accomplishment and other relevant factors. Our board of directors has not established any specific minimum qualification standards for director nominees, although from time to time the board of directors may identify certain skills or attributes as being particularly desirable to help meet specific needs that have arisen. Our board of directors may also interview prospective nominees in person or by telephone. After completing this evaluation, the board of directors will determine the nominees.

Consideration of Stockholder Nominees

         Our board of directors considers director candidates recommended by stockholders. Candidates recommended by stockholders are evaluated on the same basis as are candidates recommended by our board of directors. Any stockholder wishing to recommend a candidate for nomination by the board of directors should provide the following information in a letter addressed to the board of directors in care of our Secretary: (i) the name and address of the stockholder recommending the person to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the Company, including the number of shares held and the period of holding; (iii) a description of all arrangements or understandings between the stockholder and the recommended nominee; (iv) information as to any plans or proposals of the type required to be disclosed in Schedule 13D and any proposals that the nominee proposes to bring to the board of directors if elected; (v) any other information regarding the recommended nominee that would be required to be included in a proxy statement filed pursuant to Regulation 14A pursuant to the Securities Exchange Act of 1934 and (vi) the consent of the recommended nominee to serve as a director of the Company if elected. Additional information may be requested to assist our board of directors in determining the eligibility of a proposed candidate to serve as a director. In addition, the notice must meet any other requirements contained our bylaws. Stockholders may nominate candidates directly by complying with our bylaws and applicable law, including the deadlines described under "Proposals of Stockholders," below.

Audit Committee

         The board of directors established an audit committee in April 2005. The audit committee consists of three independent members, Jiang Hong Ming, Yuan Feng and Juchen Li, who are independent within the meaning of the Nasdaq listing standards. At least one member of the audit committee, Jian Hong Ming, is financial expert, as that term is defined for purposes of the American Stock Exchange, Inc. Listed Company Manual. The audit committee reviews and recommends to the directors the independent auditors to be selected to audit the financial statements of the Company; meets with the independent auditors and financial management of the Company to review the scope of the proposed audit procedures to be utilized; reviews with the independent auditors, the Company's internal auditor, and financial and accounting personnel, the internal accounting and financial controls of the Company, and elicits any recommendations for the improvement thereof; reviews the financial statements of the Company and reports the results of the annual audit to the board of directors.

         The charter of the audit committee is attached as Exhibit A to this proxy statement.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee serves as the representative of the board of directors for general oversight of our financial accounting and reporting, systems of internal control, audit process, and compliance with standards of business conduct. The board of directors has adopted a Charter for the Audit Committee, which can be found in Appendix A to this Proxy Statement. Management of the Company has primary responsibility for preparing financial statements of the Company as well as the Company's financial reporting process. Grobstein, Horwath & Company, LLP, acting as independent auditors, is responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles.

            In this context, the Audit Committee hereby reports as follows:

         (1) The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2004 with the Company's management.

         (2) The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees.

         (3) The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and has discussed with Grobstein, Horwath & Company, LLP the matter of that firm's independence.

         (4) Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the board of directors of the Company, and the board of directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, for filing with the Securities and Exchange Commission. Biographical information on each member of the Audit Committee is set forth above.

Audit Committee

Jiang Hong Ming
Juchen Li
Yuan Feng

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of September 30, 2005, the beneficial ownership of our common stock by (i) each director and executive officer of China Digital, (ii) each person known to China Digital to be the beneficial owner of five percent or more of the outstanding shares of our common stock, and (iii) all directors and officers of China Digital as a group. Unless otherwise indicated, the person or entity listed in the table is the beneficial owner of, and has sole voting and investment power with respect to, the shares indicated.


                                   Amount and Nature of Beneficial Ownership (1)
                                           Number                  Percent of
Name and Address(2)                   of Shares (3)             Voting Stock (4)
-------------------                   -------------             ----------------
Tai Caihua (5)                          10,430,963                   60.8%
Shi Ying (6)                            10,430,963                   60.8%
Chinamerica Fund, LP (7)                 1,468,750                    8.6%
Mao Ming                                   413,480                    2.4%
Song Jing                                  413,480                    2.4%
Fu Sixing                                  275,652                    1.6%
Huang Tianqi                               275,652                    1.6%
Huang Wei                                  275,652                    1.6%
Jing Weiping                               275,652                    1.6%
Yu Ruijie                                  275,652                    1.6%
Zhang Xiaodong                             275,652                    1.6%
Jiang Hong Ming                                  0                    --
Juchen Li                                        0                    --
Yuan Feng                                        0                    --
Qian Fang                                        0                    --

Directors and executive officers
as a group (14 persons)                 12,911,445                   75.3%

------------------------------------
(1) On September 30, 2005, there were 17,147,268 shares of our common stock outstanding. Each person named above has sole investment and voting power with respect to all shares of our common stock shown as beneficially owned by the person, except as otherwise indicated below.
(2) Unless otherwise indicated, the address of each stockholder is c/o China Digital Wireless, Inc., 429 Guangdong Road, Shanghai, China 200001.
(3) Under applicable rules promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended, or the Exchange Act, a person is deemed the "beneficial owner" of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person's economic interest in the security. Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days, including through (x) the exercise of any option or warrant or (y) the conversion of another security.
(4) In determining the percent of our common stock owned by a person (a) the numerator is the number of shares of our common stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 17,147,268 shares of our common stock outstanding on September 30, 2005 and (ii) any shares of our common stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator include shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.
(5) Includes 1,791,743 shares held by Mr. Tai's wife, Shi Ying. Mr. Tai disclaims beneficial ownership of those shares.
(6) Includes 8,639,220 shares held by Ms. Shi's husband, Tai Caihua. Ms. Shi disclaims beneficial ownership of those shares.
(7) According to a Schedule 13D filed with the SEC on August 23, 2005, the principal address of Chinamerica Fund, LP is 2909 St. Andrews Drive, Richardson, Texas 75082.

                             EXECUTIVE COMPENSATION

         The following table sets forth all cash compensation paid to our chief executive officer for services rendered in all capacities to the Company during the noted periods. No other executive officers received salary and bonus compensation in excess of $100,000 during fiscal 2004.

Summary Compensation Table
                                               Annual             Long Term
                                            Compensation        Compensation
                                                                   Awards
                                                           ---------------------
                                                           Securities Underlying
Name and Principal Position         Year     Salary ($)         Options (#)
--------------------------------    ----     ----------    ---------------------
Tai Caihua(1)                       2004      $28,992               --
Chief Executive Officer/Director
Timothy P. Halter (2)               2004         --              131,722(4)
Chief Executive Officer/Director
                                    2004         --                 --
Glenn Little (3)                    2003         --                 --
Chief Executive Officer/Director    2002         --                 --

---------------------------------------
(1) Began service as Chief Executive Officer and a director of the Company in June 2004.
(2) Appointed Chief Executive Officer in March 2004 and resigned as an officer and director of the Company in June 2004.
(3) Resigned as Chief Executive Officer and a director of the Company in March 2004.
(4) On February 23, 2004, the company sold 987,915 shares of restricted common stock for gross proceeds of $300,000, pursuant to a subscription agreement, to Halter Financial Group, Inc., an entity owned by Timothy
         P. Halter, a former member of the Board of Directors and the Company's former Chief Executive Officer. Additionally, in consideration for agreeing to serve as an officer and director of the Company, Timothy P. Halter was granted a warrant to purchase up to 131,722 shares of common stock of the company (as adjusted for stock splits).


Stock Option Grants in Last Fiscal Year

         The following table sets forth information for each of the executive officers of the Company named in the Summary Compensation Table with respect to options granted during fiscal 2004 to such officers.

                                     Percent of
                                       Total
                     Number of        Options
                    Securities        Granted
                    Underlying      to Employees  Exercise or
                      Options           in        Base Price      Expiration
   Name             Granted (#)     Fiscal Year    ($/Share)         Date

Tai Caihua             --               --            --              --
Timothy P. Halter    131,722(1)       100%           $0.40     February 23, 2007
Glenn Little           --               --            --              --

----------------------------
(1) On February 23, 2004, the company sold 987,915 shares of restricted common stock for gross proceeds of $300,000, pursuant to a subscription agreement, to Halter Financial Group, Inc., an entity owned by Timothy P. Halter, a former member of the Board of Directors and the Company's former Chief Executive Officer. Additionally, in consideration for agreeing to serve as an officer and director of the Company, Timothy P. Halter was granted a warrant to purchase up to 131,722 shares of common stock of the company (as adjusted for stock splits).

Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

         The following table sets forth information for each of the named executive officers with respect to option exercises during fiscal 2004. No options were held by any of the named executive officers as of December 31, 2004.

                               Shares
                             Acquired on         Value
                              Exercise         Realized
   Name                          (#)              ($)

Tai Caihua                        --              --
Timothy P. Halter              131,722(1)     $157,579.03
Glenn Little                      --              --
----------------------------
(1) On February 23, 2004, the company sold 987,915 shares of restricted common stock for gross proceeds of $300,000, pursuant to a subscription agreement, to Halter Financial Group, Inc., an entity owned by Timothy P. Halter, a former member of the Board of Directors and the Company's former Chief Executive Officer. Additionally, in consideration for agreeing to serve as an officer and director of the Company, Timothy P. Halter was granted a warrant to purchase up to 131,722 shares of common stock of the company (as adjusted for stock splits).



Compensation of Directors

         Our directors are not paid for attendance at meetings of the board of directors nor for their service on any committee of the board.



PROPOSAL 2. RATIFICATION OF SELECTION OF AUDITORS

         The board of directors will request that the stockholders ratify its selection of Grobstein, Horwath & Company, LLP, independent auditors, to examine the consolidated financial statements of China Digital for the fiscal year ending December 31, 2005. Grobstein, Horwath & Company, LLP examined the consolidated financial statements of the Company for the fiscal year ended December 31, 2004. The affirmative vote of a majority of the shares represented at the meeting is required for the ratification of the Board's selection of Grobstein, Horwath & Company, LLP as the Company's independent auditors for the fiscal year ending December 31, 2005.

         The board of  directors  recommends  that  stockholders  vote "FOR" the
ratification  of  the  selection  of  Grobstein,   Horwath  &  Company,  LLP  as
independent auditors of the Company.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         On January 4, 2005, the board of directors approved resolutions to replace our independent registered public auditors, BDO Shanghai Zhonghua Certified Public Accountant, with Grobstein, Horwath & Company, LLP, which we appointed effective as of January 6, 2005. Representatives of Grobstein, Horwath & Company are expected to be present at the annual meeting and will have an opportunity to make a statement and to respond to appropriate questions raised by stockholders at the annual meeting or submitted in writing prior thereto.

         During June 2004, we completed a stock exchange transaction with the stockholders of Sifang Holdings Co. Ltd., or Sifang, resulting in Sifang becoming our wholly owned subsidiary. This stock exchange transaction also resulted in a recapitalization of the company with Sifang becoming the survivor of the transaction for accounting purposes. Upon this recapitalization, our independent public accountant, S.W. Hatfield, CPA, resigned effective July 9, 2004. As a result of S.W. Hatfield's resignation, our board of directors appointed BDO Shanghai Zhonghua Certified Public Accountant as our independent public accountant.

         On January 4, 2005, the board of directors approved resolutions to replace our independent registered public auditors, BDO Shanghai Zhonghua Certified Public Accountant, with Grobstein, Horwath & Company, LLP, which we appointed effective as of January 6, 2005.

         S.W. Hatfield audited our financial statements for the fiscal year ended December 31, 2003. S.W. Hatfield's report for that period did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During our fiscal year ended December 31, 2003 and from January 1, 2004 through July 9, 2004, there were no disagreements with S.W. Hatfield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of S.W. Hatfield, would have caused them to make reference to the subject matter in their report.

         BDO Shanghai Zhonghua audited Sifang's financial statements for the fiscal year ended December 31, 2003. BDO Shanghai Zhonghua's reports for that period did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During our fiscal year ended December 31, 2003 through January 6, 2005, there were no disagreements with BDO Shanghai Zhonghua Certified Public Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDO Shanghai Zhonghua Certified Public Accountant, would have caused them to make reference to the subject matter in their report.

Fees Paid to Independent Public Accountants for 2004 and 2003

Audit Fees

         The aggregate audit fees for 2004 were approximately $170,632. The amounts include fees of approximately $56,483 for professional services rendered by Grobstein, Horwath & Company, LLP in connection with the audit of our consolidated financial statements as of and for the fiscal year ended December 31, 2004, fees of approximately $110,212 for professional services rendered by BDO Shanghai Zhonghua Certified Public Accountant in connection with reviews of our unaudited consolidated interim financial statements for the third quarter of year 2004 and for the audit of our consolidated financial statements as of and for the fiscal year ended December 31, 2003, and fees of approximately $3,937 for professional services rendered by S.W. Hatfield in connection with the reviews of our unaudited consolidated interim financial statements for the first and second quarters of fiscal year 2004.

         The aggregate audit fees for 2003 were approximately $152,396. The amounts include fees for professional services rendered by BDO Shanghai Zhonghua Certified Public Accountant in connection with the audit of our consolidated financial statements for the fiscal year ended December 31, 2003 and reviews of our unaudited consolidated interim financial statements for the first, second and third quarters of 2003, and for professional services rendered by S.W. Hatfield.

Audit-Related Fees

         There were no audit-related fees billed by Grobstein, Horwath & Company, LLP or BDO Shanghai Zhonghua Certified Public Accountant for other services rendered to the Company for the 2003 or 2004 fiscal years. S.W. Hatfield billed no audit-related fees in 2003; however, S.W. Hatfield billed $1,225 in audit-related fees in 2004.

Tax Fees

         The were no tax fees billed by Grobstein, Horwath & Company, LLP, BDO Shanghai Zhonghua Certified Public Accountant or S.W. Hatfield for services rendered to the Company for the 2003 or 2004 fiscal years. S.W. Hatfield billed $150 in each of 2003 and 2004 for tax services.

All Other Fees

         There were no additional aggregate fees billed by Grobstein, Horwath & Company, LLP, BDO Shanghai Zhonghua Certified Public Accountant or S.W. Hatfield for other services rendered to the Company for the 2003 or 2004 fiscal years.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The audit committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Company's independent auditors may be engaged to provide non-audit services only after the audit committee has first considered the proposed engagement and has determined in each instance that the proposed services are not prohibited by applicable regulations and the auditors' independence will not be materially impaired as a result of having provided these services. In making this determination, the audit committee takes into consideration whether a reasonable investor, knowing all relevant facts and circumstances, would conclude that the auditors' exercise of objective and impartial judgment on all issues encompassed within the auditors' engagement would be materially impaired. The audit committee may delegate its approval authority to pre-approve services provided by the independent auditors to one or more of the members of the audit committee, provided that any such approvals are presented to the audit committee at its next scheduled meeting.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the normal course of our business, we have incurred debt from related parties and loaned money to related parties, including Sifang Information Technology Co. ("Sifang Information"), for financing purposes. In 2002, we borrowed funds from Sifang Information to start our mobile phone distribution business. At December 31, 2002, the outstanding balance of the loan was $604,062, and interest expense incurred on the borrowed amount was $36,245. During 2003, we paid off all outstanding balances and loaned certain amounts to Sifang Information, which amounts were repaid by Sifang Information before year end. We continued to borrow funds from and lend funds to Sifang Information, however, as of December 31, 2003, all such amounts had been repaid. Interest expense incurred on amounts borrowed from Sifang Information for the year ended December 31, 2003 was $12,082.

         We purchased a building located at 689 Laoshandong Road, Shanghai, People's Republic of China 200120, from our related party, Shanghai Fude Industry Co., for a price of $910,925. This building now houses our technical team and our servers.

         During the 2004 fiscal year, TCH Data Technology Co., Ltd. ("TCH"), a wholly owned subsidiary of Sifang Holdings Company Limited ("Sifang Holdings"), purchased local brand mobile phones from Shanghai Sifang Telecommunication Co. Ltd. ("Sifang Telecom") valued at $390,340, and all these mobile phones were sold to retailers in 2004. Sifang Holdings is a wholly-owned subsidiary of the China Digital. Sifang Telecom is related to China Digital through common ownership with a major stockholder of the Company.

         Sifang Information holds a 51% equity interest in Shanghai Shantian Telecommunication Co. Ltd. ("Shantian"). During the 2004 fiscal year, TCH sold Samsung GSM mobile phones valued at $9,178,674 at a 4% gross profit margin to Shantian. Accounts receivable include $1,583,512 due from Shantian. During the 2004 fiscal year, TCH also sold mobile phones to other related parties, which included Tianci Industry and Tianci Group, for $136,310 and $576,707 at gross profit margins of 17% and 16% respectively. One President and a board member, Mr. Tai Caihua, has a majority interest in Tianci Industry and Tianci Group.

         On July 16, 2004, the Tianci Group entered into an agency agreement with TCH to sell CDMA mobile phones owned by China Unicom. TCH obtains the same commission structure that Tianci Group earns from China Unicom. For each phone sold, TCH receives $15.70 per unit, sales commission of $3.62 per SIM card. TCH recognized commission income of $204,214 in the year ended December 31, 2004 from the Tianci Group, which is recorded in service revenues, net on the income statement.

         In accordance with terms contained in signed service agreements between TCH and Sifang Information giving TCH the right to use Sifang Information's facility (which may not be owned by foreign investors at the present time under Chinese law) to transmit the reformatted information, we paid service fees of approximately $567,000 in each of the 2003 and 2004 fiscal years. The service agreements are in effect for ten years and became effective on June 1, 2004. We expect the annual payments for the services to approximate $567,000 per year. During the 2004 fiscal year, Sifang Information also provided other management support and marketing services to TCH for $36,462 and none for the year ended December 31, 2003. TCH earned information service revenues net of costs from China Mobile / China Unicom that were passed through from Sifang Information and are recorded in Service revenue, net on the income statement. For the 2004 fiscal year, the total revenues generated were $846,416 and total costs of services were $421,476 and none for the 2003 fiscal year. TCH earned paging service revenues net of costs that were passed through from Sifang Information and are recorded in Service revenue, net on the income statement. For the 2004 fiscal year, the total revenues generated were $964,869 and total cost of services were $533,199 and none for the year ended December 31, 2003. TCH launched a smart card project as a joint cooperation project with Sifang Information in June 2004. However, the project was abandoned in the fourth quarter of 2004 due to government regulations. No revenue was generated from the project in 2004.

         Sifang Information signed a lease agreement with Shanghai Tianci Real Estate Co. Ltd. ("Tianci Real Estate") to lease its apartment for office use, which was assumed by TCH as a part of the carve out transaction. The original lease term was from May 1, 2003 to April 30, 2008. The lease agreement was terminated on September 30, 2004. The related rental expense for the years ended December 31, 2003 and 2004 was $20,540 and $30,810, respectively. Tianci Real Estate is related to China Digital through common ownership with a major stockholder of the Company.

         As a result of our spin-off transaction in 2004, cash collections received and payments made Sifang Information on behalf of TCH, resulted in a net receivable of $2,910,956 due from Sifang Information at December 31, 2004. The amount due from related party also consists of $501,000 relating to the value added information services provided to Sifang Information and sold to China Unicom and another $371,000 relating to the paging revenues that are collected by Sifang Information on behalf of TCH. In the first quarter of 2005, TCH collected $3.2 million from Sifang Information. We believe that the collection of the remaining balance of $582,956 from Sifang Information is reasonably assured and accordingly, no allowance has been recorded as of December 31, 2004. We also advanced US$1,205,000 to provide Sifang Information's needs for working capital in order to complete spin-off procedures in the PRC. The outstanding balance was fully collected in March 2005.

         On February 23, 2004, we sold 987,915 shares of restricted common stock for gross proceeds of $300,000, pursuant to a subscription agreement, to Halter Financial Group, Inc., an entity owned by Timothy P. Halter, a former member of the Board of Directors and the Company's former Chief Executive Officer. Additionally, in consideration for agreeing to serve as an officer and director of the Company, Timothy P. Halter was granted a warrant to purchase up to 131,722 shares of common stock of the Company (as adjusted for stock splits). The warrant was exercised on June 14, 2004, and we received gross proceeds of $40,000 upon exercise.

         On February 23, 2004, we agreed to pay Little and Company Investment Securities, an entity owned by Glenn A. Little, our former controlling stockholder, officer and director, $30,000 in consulting fees related to the transaction discussed in the previous paragraph and in consideration for maintaining the corporate entity. To formalize this obligation, we issued a $30,000 non-interest bearing promissory note maturing on February 23, 2005.

Concurrent with the transaction discussed in the previous paragraph, we and Little and Company Investment Securities executed an Exchange Agreement whereby we issued 98,792 shares of common stock in satisfaction of the outstanding promissory note.

         On June 23, 2004, we entered into a Stock Purchase Agreement with Halter Financial Group, Inc. pursuant to which we sold 166,667 shares of common stock of the Company in exchange for $190,000. Timothy P. Halter is the sole stockholder and President of Halter Financial Group, Inc. Pursuant to the Stock Purchase Agreement, we granted to Halter Financial Group, Inc. an option to require the Company to purchase up to 166,667 shares of common stock of the Company at a price of $1.14 per share, such option being exercisable at any time after the date that is six months after the Company filed a registration statement on Form SB-2 with the SEC, (which registration statement was declared effective on February 8, 2005) registering the shares purchased by Halter Financial Group, Inc., up to and including the earlier of (i) the date that such registration statement is declared effective by the SEC or (ii) Halter Financial Group, Inc.'s shares are eligible for resale under Rule 144 under the Securities Act of 1933.


                  SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and certain other stockholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and certain other stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge (based solely upon a review of the Forms 3, 4 and 5 filed and information furnished to us by such persons), during 2004, the only delinquent filing was a report on Form 5 for Glenn Little filed February 25, 2004, reporting his initial beneficial ownership of securities that should have been reported on a Form 3 upon Mr. Little's becoming a director and officer of the Company in May 1995.

                                 CODE OF ETHICS

         We have adopted a corporate code of ethics. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code. A copy of our code of ethics is attached as Appendix B to this proxy statement.

                            PROPOSALS OF STOCKHOLDERS

         Stockholder proposals that are (a) intended for inclusion in next year's proxy statement, or (b) to be presented at next year's Annual Meeting without inclusion in the Company's proxy materials, must be directed to our Corporate Secretary, 429 Guangdong Road, Shanghai, China 200001, and must be received by June 22, 2006. Any stockholder proposal for next year's Annual Meeting submitted after June 22, 2006 will not be considered filed on a timely basis with the Company.

                             10-KSB REPORT AVAILABLE

         A copy of the Company's annual report on Form 10-KSB, as filed with the Securities and Exchange Commission, will be available to the public over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file at the SEC's public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.

                                 OTHER BUSINESS

         At the date of this Proxy Statement, the board of directors knows of no matter that will be presented for consideration at the annual meeting other than those described in this Proxy Statement. If any other matter properly comes before the annual meeting, the persons appointed as proxies will vote on such matter in their discretion.

                                      CHINA DIGITAL WIRELESS, INC.
                                      By Order of the Board of Directors

                                      /s/ Tai Caihua

                                      Tai Caihua
                                      President

Shanghai, China
November 1, 2005

                                     [FRONT]

                                      PROXY

                     FOR ANNUAL MEETING OF THE STOCKHOLDERS

                          CHINA DIGITAL WIRELESS, INC.

           This Proxy Is Solicited On Behalf Of The Board of Directors

     The undersigned hereby appoints Tai Caihua and Yu Ruijie (collectively, the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at 429 Guangdong Road, Shanghai, China 200001, on December 1, 2005 at 10:00 a.m. (local time) and at any adjournments thereof.

1.   Election of  Directors:  [_] FOR all nominees        [_]  WITHHOLD
                                  listed below except          AUTHORITY
                                  as marked (to the            to vote for all
                                  contrary below)              the nominees
                                                               listed below

     Tai Caihua, Shi Ying, Huang Tianqi, Jing Weiping, Mao Ming, Song Jing, Fu Sixing, Yu Ruijie, Zhang Xiaodong, Huang Wei, Jiang Hong Ming, Yuan Feng, and Juchen Li.

INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW

_______________________________________________


2. [_] FOR [_] AGAINST [_] ABSTAIN Proposal to ratify the selection of Grobstein, Horwath & Company, LLP as the Company's independent auditors for the fiscal year ending December 31, 2005.

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                    [REVERSE]

     This proxy when properly signed will be voted in the manner directed herein by the undersigned stockholder. If NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                                    ____________________________________________
                                    Signature

                                    ____________________________________________
                                    Signature, if held jointly

                                    Dated: ____________________, 2005

                                    IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY.
                                    When shares are held by joint tenants,  both
                                    should  sign.   When  signing  as  attorney,
                                    executor,    administrator,    trustee,   or
                                    guardian, please give full title as such. If
                                    a corporation, please sign in full corporate
                                    name  by  President   or  other   authorized
                                    officer. If a partnership, please sign in partnership name by an authorized person.

                                                                      APPENDIX A
                                                                      ----------

                          CHINA DIGITAL WIRELESS, INC.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


Organization

         There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of at least three (3) Directors, or some lesser number as may be authorized by law, rule or regulation, including a Chairperson, designated by the Board of Directors to one-year terms. Each member of the Audit Committee shall meet the independence requirements of the United States Securities and Exchange Commission (the "SEC") and be independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as committee members. The Board of Directors shall designate the Chairperson.

         All members of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. Additionally, at least one member of the Audit Committee must be financially sophisticated due to past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

         Except for Board of Directors and Audit Committee fees, a member of the Audit Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC and the American Stock Exchange. In addition, no member of the Audit Committee may be an affiliated person of the Company or any of its subsidiaries. An affiliated person means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

         The Audit Committee shall meet at least quarterly. The Audit Committee may meet by telephone conference call or by any other means permitted by law or the Company's Bylaws. A majority of the members of the Audit Committee shall constitute a quorum, and the Audit Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Audit Committee may act by unanimous written consent of all members. The Audit Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company.

         The Audit Committee may ask members of management, employees, outside counsel, the independent accountants, internal auditors or others whose advice and counsel are relevant to the issues then being considered by the Audit Committee, to attend any meetings and to provide such pertinent information as the Audit Committee may request.

Statement of Policy

         The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of financial reports of the company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors, and the financial management of the Company.

Responsibilities

         The Audit Committee's responsibilities include: (a) assisting the Board of Directors in its oversight responsibilities regarding (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent accountant's qualifications and independence and (4) the performance of the Company's internal audit function;
(b) preparing the report required by the SEC for inclusion in the Company's annual proxy statement; (c) appointing, retaining, compensating, evaluating and terminating the Company's independent accountants; (d) approving audit and non-audit services to be performed by the independent accountants; and (e) performing such other functions as the Board of Directors may from time to time assign to the Audit Committee.

         In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

         In carrying out these responsibilities, the Audit Committee will:

         o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

         o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

         o Review with the independent auditors, the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable.

         o Periodically review Company policy statements to determine their adherence to the Company's Code of Conduct and Ethics.

         o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

         o Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices.

         o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial, accounting, and auditing personnel, and the co-operation that the independent auditors received during the course of audit.

         o Review accounting and financial human resources and succession planning within the Company.

         o Report the results of the annual audit to the Board of Directors.

         o Review the nature and scope of other professional services provided to the company by the independent auditors and consider the relationship to the auditors' independence.

         o Submit the minutes of all meetings of the Audit Committee to the Board of Directors.

         o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

         o Conduct quarterly meetings with management and the auditors to review operating results and financial reporting issues.

         o Establish and conduct procedures for the receipt, retention and treatment of complaints from the employees on accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

         o Provide for appropriate funding for payment of: (i) compensation to the auditors for the preparation and issuance of an audit report or for performing other audit, review or attest services; (ii) compensation to any advisors employed by the Audit Committee; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Minutes

         A member of the Audit Committee or a designee shall record the minutes of each meeting of the Audit Committee. The minutes of each meeting shall be provided to each member of the Audit Committee for approval within two weeks of such meeting and promptly thereafter to the entire Board of Directors. The Company shall maintain a book of the minutes for the Audit Committee.

                                                                      APPENDIX B
                                                                      ----------

                          China Digital Wireless, Inc.

                           Code of Conduct and Ethics

     This Code of Conduct and Ethics (this "Code") of China Digital Wireless, Inc. (the "Company") outlines expected behaviors of all of our directors, officers and employees, including our senior executive and financial officers. This Code addresses responsibility for proper behavior and the standards to which we hold corporate officers and employees. Also included is a listing of our standards and values. This Code does not cover every issue that may arise, but it sets out basic principles to guide the directors, officers and employees of the Company.

     All Company directors, officers and employees should conduct themselves accordingly and seek to avoid even the appearance of improper behavior in any way relating to the Company. Any director or officer who has any questions about this Code should consult the chief executive officer ("CEO"), the chief financial officer ("CFO"), or general counsel as appropriate in the circumstances. If an employee has any questions about this Code, the employee should ask his or her supervisor how to handle the situation.

Scope

     This Code is intended to deter wrongdoing and to promote the following:

     o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     o full, fair, accurate, timely and understandable disclosure in reports and documents the Company files with, or submits to, the Securities and Exchange Commission (the "SEC") and in other public communications made by the Company;

     o compliance with applicable governmental rules and regulations and the rules of any exchange or quotation system on which the Company's securities are listed or quoted;

     o    prompt   internal   reporting  of  violations  of  this  Code  to  the
          appropriate person or persons identified in this Code; and

     o    accountability for adherence to this Code.

Responsibility for Proper Behavior

     Every person affiliated with the Company, from entry-level positions through senior management and our Board of Directors (the "Board"), plays a role in our compliance efforts. As such, every person has a responsibility to know what is in this Code, how the compliance program works, and what steps to take if something appears contrary to this Code.

     Since we take our compliance responsibilities seriously, we may have to take swift and deliberate action if we feel that a member of the team is not living up to their compliance responsibilities. This action can range from a simple warning to correct behavior, up to and including termination if errant behavior remains uncorrected. Therefore, it is important for everyone to understand his or her compliance responsibilities.

Compliance with Laws, Rules and Regulations

     All directors, officers and employees must respect and obey all laws, rules and regulations applicable to the Company's business, including local laws in the areas in which the Company operates.

Conflicts of Interest

     The Company expects that its employees, officers and directors will avoid conflicts of interest and that they will not act in a manner detrimental to the Company during the course of their tenure with the Company.

     A conflict of interest exists when an individual's private interest interferes in any way - or appears to conflict - with the interests of the Company. A conflict of interest situation can arise when a director, officer or employee takes actions or has interests that may make it difficult to perform his or her work on behalf of the Company in an objective and effective manner. Conflicts of interest may also arise when a director, officer or employee, or a member of his or her family, receives improper personal benefits as a result of his or her position with the Company. Loans to, or guarantees of obligations of, employees and their family members may create conflicts of interest.

     Service to the Company should never be subordinated to personal gain and advantage. Conflicts of interest, whenever possible, should be avoided. In particular, clear conflict of interest situations involving directors, officers and employees may include the following:

     o    any significant ownership interest in any supplier or customer;

     o any consulting or employment relationship with any customer, supplier, or competitor;

     o any outside business activity that detracts from an individual's ability to devote appropriate time and attention to his or her responsibilities to the Company;

     o the receipt of non-nominal gifts or excessive entertainment from any organization with which the Company has current or prospective business dealings;

     o being in the position of supervising, reviewing or having any influence on the job evaluation, pay, or benefit of any family member; and

     o selling anything to the Company or buying anything from the Company, except on the same terms and conditions as comparable directors, officers, or employees are permitted to so purchase or sell.

     It is almost always a conflict of interest for a Company officer or employee to work simultaneously for a competitor, customer, or supplier. No officer or employee may work for a competitor as a consultant or board member. The best policy is to avoid any direct or indirect business connection with the Company's customers, suppliers, and competitors, except on the Company's behalf.

     Conflicts of interest are prohibited as a matter of Company policy, except under guidelines approved by the Board of Directors. Conflicts of interest may not always be clear, and further review and discussions may be appropriate. Any director or officer who becomes aware of a conflict or potential conflict should bring it to the attention of the CEO, the CFO or general counsel, as appropriate. Any employee who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor, manager or other appropriate personnel.

     Directors, officers and employees are prohibited from taking for themselves personally or directing to a third party any opportunity that is discovered through the use of corporate property, information or position without the consent of the Board of Directors. No director, officer or employee may use corporate property, information or position for improper personal gain, and no director, officer or employee may compete with the Company directly or indirectly. Directors, officers and employees owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

Insider Trading

     Directors, officers and employees who have access to confidential information relating to the Company are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of the Company's business. All non-public information about the Company should be considered confidential information. To use non-public information for personal financial benefit or to "tip" others who might make an investment decision on the basis of this information is not only unethical and against Company policy but is also illegal. Directors, officers and employees also should comply with insider trading standards and procedures adopted by the Company.

     SEC rules and regulations prohibit trading securities while in possession of material non-public information relating to such securities or disclosing material non-public information to enable another person to trade on such information. The term "trading" refers to all purchases and sales of securities for value, including purchases effected through stock option exercises, and the term "securities" includes not only common stock, but also preferred stock, bonds, notes, options, warrants, puts, calls and other equity and debt instruments.

Competition and Fair Dealing

     Stealing proprietary information, possessing trade secret information that was obtained without the owner's consent, or inducing such disclosures by past or present employees of other companies is prohibited. Each director, officer and employee should endeavor to respect the rights of and deal fairly with the Company's customers, suppliers, service providers, competitors and employees. No director, officer or employee should take unfair advantage of anyone relating to the Company's business or operations through manipulation, concealment or abuse of privileged information, misrepresentation of material facts or any unfair dealing practice.

     To maintain the Company's reputation, compliance with the Company's quality processes and safety requirements is essential. In the context of ethics, quality requires that the Company's services meet reasonable customer expectations. All inspection and testing documents must be handled in accordance with all applicable regulations.

Discrimination and Harassment

     The Company will not tolerate any illegal discrimination or harassment of any kind. Examples include derogatory comments based on racial or ethnic characteristics and unwelcome sexual advances.

Health and Safety

     The Company strives to provide each employee with a safe and healthful work environment. Each officer and employee has responsibility for maintaining a safe and healthy workplace for all employees by following safety and health rules and practices, and by reporting accidents, injuries and unsafe equipment, practices or conditions.

     Violence and threatening behavior are not permitted. Officers and employees should report to work in a condition to perform their duties, free from the influence of illegal drugs or alcohol. The use of illegal drugs in the workplace will not be tolerated.

Confidentiality

     Directors, officers and employees must maintain the confidentiality of confidential information entrusted to them by the Company or its customers, suppliers, joint venture partners or others with whom the Company is considering a business or other transaction, except when disclosure is authorized by an executive officer or required or mandated by laws or regulations. Confidential information includes all non-public information that might be useful or helpful to competitors or harmful to the Company or its patients and suppliers, if disclosed. It also includes information that suppliers and patients have entrusted to the Company, as well as information about the Company's business plans, financial results or forecasts, or other operational information. The obligation to preserve confidential information continues even after employment ends.

Protection and Proper Use of Company Assets

     All directors, officers and employees should endeavor to protect the Company's assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company's profitability. Any suspected incident of fraud or theft should be immediately reported for investigation. Company assets should be used for legitimate business purposes and should not be used for non-Company business.

     The obligation to protect the Company's assets includes its proprietary information. Proprietary information includes intellectual property, such as trade secrets, patents, trademarks and copyrights, as well as business, marketing and service plans, designs, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information would violate Company policy. It could also be illegal and result in civil or even criminal penalties.

Payments to Government Personnel

     The U.S. Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country.

     In addition, the U.S. government has a number of laws and regulations regarding business gratuities that may be accepted by U.S. government personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate Company policy but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules.

Corporate Disclosures

     All directors, officers and employees should support the Company's goal to have full, fair, accurate and timely disclosure in the reports required to be filed by the Company with the SEC. Each director, officer and employee should promptly bring to the attention of the CEO, the CFO or the Company's Audit Committee, as appropriate, any of the following:

     o any material information to which such individual may become aware that affects the disclosures made by the Company in its public filings or would otherwise assist the CEO, the CFO and the Audit Committee in fulfilling their responsibilities with respect to such public filings;

     o any information the individual may have concerning (a) significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls;

     o any information the individual may have concerning any violation of this Code, including any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls; and

     o any information the individual may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to the Company and the operation of its business, by the Company or any agent thereof, or of any violation of this Code.

Amendments and Waivers of This Code

     Any amendment to this Code and any waiver of this Code for directors or executive officers may be made only by the Board of Directors or a committee of the Board, and will be promptly disclosed to stockholders as required by applicable laws or rules and regulations, including the rules of the SEC and any exchange or quotation system on which the Company's securities are listed or quoted. Such amendments or waivers may be posted on the Company's website at www.chinadigitalwireless.com.

Reporting Any Illegal or Unethical Behavior

     Directors and officers are encouraged to talk to the CEO, the CFO or general counsel, and employees are encouraged to talk to supervisors, managers, or other appropriate personnel, when in doubt about the best course of action in a particular situation. Directors, officers and employees should report any observed illegal or unethical behavior and any perceived violations of laws, rules, regulations or this Code to appropriate personnel. It is the policy of the Company not to allow retaliation for reports of misconduct by others made in good faith. Directors, officers and employees are expected to cooperate in internal investigations of misconduct.

Enforcement

     The Board of Directors shall determine, or designate appropriate persons to determine, appropriate actions to be taken in the event of violations of this Code. Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to this Code. These procedures may include
(a) written notices to the individual involved that the Board has determined that there has been a violation, (b) censure by the Board, (c) demotion or re-assignment of the individual involved, (d) suspension with or without pay or benefits (as determined by the Board), and (e) termination of the individual's employment or position. In determining the appropriate action in a particular case, the Board of Directors or such designee shall take into account all relevant information, including the nature and severity of the violation, whether the violation was a single occurrence or repeated occurrences, whether the violation appears to have been intentional or inadvertent, whether the individual in question had been advised prior to the violation as to the proper course of action, and whether or not the individual in question had committed other violations in the past.